财务支持函
Financial support letter

致：Holistic Asset Finance Group Co., Ltd and its subsidiaries（以下简称 "贵公司"）
To：Holistic Asset Finance Group Co., Ltd and its subsidiaries ("Your Company" or "You")

针对贵公司未来可能需要我方提供持续资金支持的事项，我方特承诺如下：
For matters where your company may require ongoing financial support from us in the future, we hereby undertake the following:

在自 2023 年 12 月 31 日起未来的 30 个月内，按贵公司需求，我方不会强制要求贵公司偿还应付我方款项。

In the next 30 months from December 31, 2023, we will not force you to repay the money due to us according to your needs.

公司名称 Company name（盖章）：貝爾斯國際管理顧問有限公司

法定代表人 Legal Representative（签字 Signature）：黄炳尧

日期 Date：December 31, 2023